UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2013

United Online, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-33367	77-0575839
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

21301 Burbank Boulevard Woodland Hills, California	91367
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 287-3000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On July 31, 2013, United Online, Inc. (the “Company”) issued an earnings release regarding its financial results for the second quarter ended June 30, 2013.  In the earnings release, the Company also announced the execution of an agreement with Verizon to offer the NetZero Mobile Broadband service on Verizon’s nationwide 3G network (the “Verizon Agreement”).  On September 26, 2013, the Company received a letter from Verizon, notifying the Company that Verizon was electing to terminate the Verizon Agreement effective as of 30 days following the date of the letter due to Verizon’s inability to secure acceptable terms from its wireless services provider.  The Company’s other previously-announced service agreements covering 4G WiMax and 4G LTE and 3G services remain in place, and the coverage of the NetZero Mobile Broadband service is expected to grow to be available to more than 200 million people in the United States beginning in the first quarter of 2014.

Cautionary Information Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended.  These forward-looking statements include, but are not limited to, statements about the launch of the new NetZero 4G LTE and 3G services including, without limitation, management’s expectations regarding planned products and services offerings.  Such forward-looking statements are not guarantees of future events, performance or results and involve risks and uncertainties that may cause actual events, performance and results to differ materially from those described in this release.  Potential factors that could adversely affect the Company’s ability to perform as anticipated and, consequently, adversely affect the Company’s business, financial condition and results of operations include, without limitation, the compliance by the Company’s subsidiary, NetZero Wireless, Inc., and its suppliers with, or the operation of, contractual provisions; that the expected or planned implementation of the marketing initiatives, products and services may be delayed or limited, or might not ultimately be implemented, or if implemented, may not be accepted or commercially successful; changes in consumer demand, tastes and preferences, or that consumers might not utilize the products and services as expected; that the offered products and services may not successfully compete with other providers of similar services; failures, interruptions, delays, technological issues, expenses or other problems associated with the systems, products or services of NetZero Wireless, Inc. or its affiliates or its third-party suppliers or their systems, products or services; that the anticipated benefits to the Company and its Communications segment might not be realized; unanticipated events and circumstances occurring after the date hereof; and other factors that may cause actual events, performance and results to differ materially from those predicted as described in the Company’s annual and quarterly reports filed with the Securities and Exchange Commission (http://www.sec.gov), including, without limitation, information under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors”.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2013	UNITED ONLINE, INC.

	BY:	/s/ Neil P. Edwards
Neil P. Edwards
Executive Vice President and Chief Financial Officer

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